CUSIP NO. 125965103              SCHEDULE 13D                  Page  27 of  29
                                                                    ---    ---

                                    EXHIBIT B

                      INFORMATION REGARDING CERTAIN OF THE

                                MANAGED ENTITIES




                                                         PLACE OF          PRINCIPAL
       NAME                 ADDRESS                     ORGANIZATION        BUSINESS
       ----                 -------                    ------------        --------
Ballet Limited     c/o Beaufort Financial Services    Cayman Islands     Passive Holding
                   West Wind Building                                        Company
                   P.O. Box 2197, Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, BWI

Denary Limited     c/o Beaufort Financial Services    Cayman Islands     Passive Holding
                   West Wind Building                                        Company
                   P.O. Box 2197, Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, BWI

Gleam Limited      c/o Beaufort Financial Services    Cayman Islands     Passive Holding
                   West Wind Building                                        Company
                   P.O. Box 2197, Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, BWI

Highlands Limited  c/o Beaufort Financial Services    Cayman Islands     Passive Holding
                   West Wind Building                                        Company
                   P.O. Box 2197, Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, BWI

Noble Limited      c/o Beaufort Financial Services    Cayman Islands     Passive Holding
                   West Wind Building                                        Company
                   P.O. Box 2197, Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, BWI

CUSIP NO. 125965103              SCHEDULE 13D                  Page  28 of  29
                                                                    ---    ---

                                    EXHIBIT B

                      INFORMATION REGARDING CERTAIN OF THE

                                MANAGED ENTITIES

                                                         PLACE OF          PRINCIPAL
       NAME                 ADDRESS                     ORGANIZATION        BUSINESS
       ----                 -------                    ------------        --------

Outrigger Limited   c/o Beaufort Financial Services    Cayman Islands     Passive Holding
                    West Wind Building                                        Company
                    P.O. Box 2197, Harbour Drive
                    George Town, Grand Cayman
                    Cayman Islands, BWI

Quill Limited       c/o Beaufort Financial Services    Cayman Islands     Passive Holding
                    West Wind Building                                        Company
                    P.O. Box 2197, Harbour Drive
                    George Town, Grand Cayman
                    Cayman Islands, BWI

Radial Limited      c/o Beaufort Financial Services    Cayman Islands     Passive Holding
                    West Wind Building                                        Company
                    P.O. Box 2197, Harbour Drive
                    George Town, Grand Cayman
                    Cayman Islands, BWI

Shoreline Limited   c/o Beaufort Financial Services    Cayman Islands     Passive Holding
                    West Wind Building                                        Company
                    P.O. Box 2197, Harbour Drive
                    George Town, Grand Cayman
                    Cayman Islands, BWI

Zinnia Limited      c/o Beaufort Financial Services    Cayman Islands     Passive Holding
                    West Wind Building                                        Company
                    P.O. Box 2197, Harbour Drive
                    George Town, Grand Cayman
                    Cayman Islands, BWI


Equity CSKA         West Wind Building                 Cayman Islands     Passive Holding
Limited             P.O. Box 1111                                             Company
                    Harbour Drive
                    George Town, Grand
                    Cayman, Cayman
                    Islands, B.W.I.

Equity CSKB         West Wind Building                 Cayman Islands     Passive Holding
Limited             P.O. Box 1111                                             Company
                    Harbour Drive
                    George Town, Grand
                    Cayman, Cayman
                    Islands, B.W.I.

CUSIP NO. 125965103              SCHEDULE 13D                  Page  29 of  29
                                                                    ---    ---

                                    EXHIBIT B

                      INFORMATION REGARDING CERTAIN OF THE

                                MANAGED ENTITIES

                                                   PLACE OF          PRINCIPAL
       NAME             ADDRESS                  ORGANIZATION        BUSINESS
       ----            -------                   ------------        --------

Equity CSKC         West Wind Building           Cayman Islands     Passive Holding
Limited             P.O. Box 1111                                       Company
                    Harbour Drive
                    George Town, Grand
                    Cayman, Cayman
                    Islands, B.W.I.

South Bay           West Wind Building           Cayman Islands     Passive Holding
                    P.O. Box 1111                                       Company
                    Harbour Drive
                    George Town, Grand
                    Cayman, Cayman
                    Islands, B.W.I.

